SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-STANDARD MOTOR PRDCT

          GAMCO INVESTORS, INC.
                                11/02/99            1,800-           16.3333
                                10/29/99            1,500-           16.1875
                                10/28/99            1,000-           15.8750
                                10/25/99              300-           16.0000
                                10/22/99            3,000-           16.2188
                                10/19/99            2,000-           16.2500
                                10/15/99            1,000            16.3125
                                10/14/99            5,500            16.5625
                                10/12/99              500            16.9375
                                10/08/99              300-           16.8750
                                 9/23/99              500-           22.6250


















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.







                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- STANDARD MOTOR CV

          GAMCO INVESTORS, INC.
                                10/12/99               20            83.5000
                                10/11/99              300            82.8750























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.